SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549


                                FORM 8-K

                             CURRENT FORM


                 Pursuant to Section 13 or 15(d) of the

                    Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported)

                           September 14, 1995


                            Ideon Group, Inc.
           (Exact name of registrant as specified in charter).


       Delaware                   1-11465          59-3293212
----------------------------    ------------    -------------------
(State or other jurisdiction    (Commission     (IRS Employer
ofincorporation)                File Number)    Identification No.)


7596 Centurion Parkway, Jacksonville, Florida          32256
---------------------------------------------        ----------
  (Address of principal executive offices)           (zip code)


                     Registrant's telephone number,
                 including area code:  (904) 218-1800


                                  N/A
     -------------------------------------------------------------
     (Former name or former address, if changed since last report).




Item 5.     Other Events.

            Reference is made to Registrant's press release filed as an exhibit to this Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (c) Exhibits.
              (20) Press Release dated September 14, 1995.







                             SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              IDEON GROUP, INC.


                                  By:    G. THOMAS FRANKLAND
                                         -------------------
                                  Name:  G. Thomas Frankland
                                  Title: Vice Chairman and
                                         Chief Financial Officer



September 15, 1995